UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022 (May 27, 2022)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33 Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2469 7900
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 4.01 Changes in Registrant’s Certifying Accountant
On May 27, 2022, Mayer Hoffman McCann P.C. ("MHM"), the independent registered public accounting firm to Altisource Portfolio Solutions, S.A. (the “Company”) informed the Company of its decision to resign from this role effective the earlier of (i) the date the Company engages a new independent registered public accounting firm or (ii) the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2022. MHM stated that it is resigning because it intends to no longer provide audits of client’s internal control over financial reporting (“ICFR”). As a public company with revenue in excess of $100 million, the Company is required to have an audit of its ICFR.
MHM's reports on the financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or auditing principles.
Further, during the Company’s fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through May 27, 2022, there were (i) no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused it to make a reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company is in the process of identifying another public accounting firm and will file a Form 8-K following the selection.
MHM has provided the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements contained above insofar as they relate to MHM. A copy of such letter is filed as an exhibit hereto.
Item 9.01 Financial Statements and Exhibits
The following document is filed herewith as an exhibit hereto:
(d) Exhibits

Exhibit No.	Description
16.1	Letter From Mayer Hoffman McCann P.C. to the Securities and Exchange Commission, dated May 27, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 27, 2022

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer